Exhibit 99.1

Connecticut Water Service Clarifies Mischaracterization of Eversource’s

Inferior Acquisition Proposal

CLINTON, Conn., July 16, 2018 — Connecticut Water Service, Inc. (NASDAQ: CTWS) today issued the following statement regarding recent mischaracterizations of Eversource Energy’s (NYSE: ES) July 2, 2018 acquisition proposal. The Eversource proposal is to acquire all of the outstanding shares of Connecticut Water common stock for $64.00 per share in cash and/or in Eversource common stock at the election of Connecticut Water shareholders:

To avoid any confusion regarding the terms of Eversource’s revised acquisition proposal, Connecticut Water clarified that Eversource’s proposal is not for $66.00 per share. Eversource has only made a less than 1 percent increase to $64.00 per share from its prior inadequate, below market proposal.

In an attempt to continue to mislead shareholders, Eversource has been incorrectly asserting that it could deliver additional value to Connecticut Water shareholders. As Connecticut Water clarified on June 18, 2018, Eversource’s assertion is based on the false premise that the termination fees required under the SJW Group (NYSE: SJW) merger agreement would be avoided by Connecticut Water or paid to Connecticut Water by SJW Group. It is incorrect to assume that the breakup fee can be simply negated as Eversource has suggested. As Eversource knows given its own agreement to such fees in the past, this is a customary contractual provision and Connecticut Water is legally obligated to it. Notably, this is a two-way fee and is structured to provide specific protections for Connecticut Water shareholders as well.

Since 2010, 100 percent of announced merger of equals transactions within the U.S. included a termination fee. Notably, Eversource itself was formed in 2012 through a merger involving the former Northeast Utilities and NSTAR, which included a termination fee of $135 million. Such fees have not served as a barrier to competing proposals succeeding in other M&A transactions, and we do not believe it should serve as a barrier in this case if indeed Eversource is committed to paying full and fair value for its change of control acquisition. This latest tactic is indicative of Eversource’s pattern of misleading stakeholders and attempting to inflate the perceived value of their offer, which does not provide the same value or benefits as the merger of equals with the SJW Group.

Connecticut Water remains subject to the SJW Group amended merger agreement, and its Board has not changed its recommendation regarding the SJW Group merger.

Wells Fargo Securities, LLC is serving as Connecticut Water’s financial advisor and Sullivan & Cromwell LLP as its legal counsel.

About CTWS

CTWS is a publicly traded holding company headquartered in Clinton, Connecticut. CTWS is the parent company of The Connecticut Water Company, The Maine Water Company, The Avon Water Company, and The Heritage Village Water Company. Together, these subsidiaries provide water service to more than 450,000 people in Connecticut and Maine, and wastewater service to more than 10,000 people in Connecticut.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of CTWS or the stockholders of SJW Group for the transaction are not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the risk that the anticipated tax treatment of the transaction is not obtained; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the transaction; (6) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (7) risks that the proposed transaction disrupts the current plans and operations of SJW Group or CTWS; (8) the ability of SJW Group and CTWS to retain and hire key personnel; (9) competitive responses to the proposed transaction; (10) unexpected costs, charges or expenses resulting from the transaction; (11) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (13) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 filed by SJW Group with the Securities and Exchange Commission (the “SEC”) on April 25, 2018 in connection with the proposed transaction, as amended by that Amendment No. 1 to Form S-4 filed with the SEC on June 7, 2018 and that Amendment No. 2 to Form S-4 filed with the SEC on June 25, 2018, and CTWS’s quarterly report on Form 10-Q for the period ended March 31, 2018 filed with the SEC on May 9, 2018.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to CTWS’s overall business and financial condition, including those more fully described in CTWS’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and SJW Group’s overall business, including those more fully described in SJW Group’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward looking statements are not guarantees of performance, and speak only as of the date made, and neither CTWS or its management nor SJW Group or its management undertakes any obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between CTWS and SJW Group, SJW Group filed with the SEC a Registration Statement on Form S-4, as amended by that Amendment No. 1 to Form S-4 filed with the SEC on June 7, 2018 and that Amendment No. 2 to Form S-4 filed with the SEC on June 25, 2018, that includes a joint proxy statement of CTWS and SJW Group that also constitutes a prospectus of SJW Group. CTWS will also file a GREEN proxy card with the SEC, and CTWS and SJW Group may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which CTWS or SJW Group has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS OF CTWS AND SJW GROUP ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and joint proxy statement/prospectus and any other documents filed with the SEC by CTWS or SJW Group through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by CTWS will be made available free of charge on CTWS’s investor relations website at https://ir.ctwater.com. Copies of documents filed with the SEC by SJW Group will be made available free of charge on SJW Group’s investor relations website at https://sjwgroup.com/investor_relations.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

CTWS, SJW Group and certain of their respective directors and officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the holders of CTWS and SJW Group securities in respect of the proposed transaction between CTWS and SJW Group. Information regarding CTWS’s directors and officers is available in CTWS’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement for its 2018 annual meeting dated April 6, 2018, which are filed with the SEC. Information regarding the SJW Group’s directors and officers is available in SJW Group’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement for its 2018 annual meeting dated March 6, 2018, which are filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Form S-4 and the joint proxy statement/prospectus and other documents filed with the SEC by CTWS and SJW Group. These documents will be available free of charge from the sources indicated above.

Connecticut Water Contacts

Daniel J. Meaney, APR

Director, Corporate Communications

(860) 664-6016

dmeaney@ctwater.com

Investors

Mike Verrechia / Bill Dooley

Morrow Sodali, LLC

(800) 662-5200

CTWS@morrowsodali.com

Media

Joele Frank, Wilkinson Brimmer Katcher

Sharon Stern / Barrett Golden / Joseph Sala

(212) 355-4449